                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MARCH 4, 2004

                         NORTH FORK BANCORPORATION, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     1-10458                  36-3154608
----------------------------   ------------------------     ------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                  275 Broadhollow Road Melville, New York 11747
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            Not Applicable.

     (b)    Pro Forma Financial Information.

            Not Applicable.

     (c)    Exhibits.

            Unless otherwise included herein, exhibits to the following documents are not included in, or made part of, this Current Report on Form 8-K.

Exhibit
Number                                 Description
-------                                -----------
23.1       Consent of Independent Accountants of The Trust Company of New
           Jersey.

99.1 The Trust Company of New Jersey Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

99.2       The Trust Company of New Jersey Current Report on Form 8-K filed on
           January 29, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 4, 2004

NORTH FORK BANCORPORATION, INC.

By: /s/  Daniel M. Healy

---------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                                Description
-------                               -----------
23.1       Consent of Independent Accountants of The Trust Company of New
           Jersey.

99.1 The Trust Company of New Jersey Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

99.2       The Trust Company of New Jersey Current Report on Form 8-K filed on
           January 29, 2004.